UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022

iCap Vault 1, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-236458	N/A
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3535 Factoria Blvd. SE, Suite 600, Bellevue, WA	98006
(address of principal executive offices)	(zip code)

1 (425) 278-9030
(registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 27, 2022 (“Effective Date”), VH Pioneer Village, LLC, a Delaware limited liability company (the “Purchaser”), an indirect wholly owned subsidiary of iCap Vault 1, LLC (the “Company”), via Vault Holding, LLC, a direct wholly owned subsidiary of the Company (“Holding”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Ridgefield Pioneer Village LLC, a Washington limited liability company (the “Seller”), to purchase that certain improved real property located at 4318 S Settler Dr, Ridgefield, WA 98642 (the “Property”).

Pursuant to the Purchase Agreement, the purchase price for the Property payable to Seller by Purchaser (including the “Earnest Money Deposit” of $500,000, as defined in the Purchase Agreement, which was payable within three business days after the expiration of the “Contingency Period”, as defined in the Purchase Agreement) is $3.0 million (“Purchase Price”), which was to be paid in cash at closing and all of which was to be allocated to the Property and “Improvements” (as defined in the Agreement), subject to prorations and adjustments as provided in the Purchase Agreement.

The closing was to occur on or before July 15, 2022 (the “Closing Date”). Either party was permitted to extend the Closing Date for up to ten (10) days under certain conditions contained in the Purchase Agreement.

The Purchase Agreement includes customary representations, warranties, and covenants by the respective parties and closing conditions.

The Purchaser’s purchase of the Property closed on July 18, 2022.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached hereto and filed herewith.

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated as of June 27, 2022, by and between VH Pioneer Village, LLC and Ridgefield Pioneer Village LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

iCap Vault 1, LLC

Dated: July 22, 2022		/s/ Chris Christensen
	By:	Chris Christensen
	Its:	Chief Executive Officer